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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 30, 2006

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   001-09097               31-1095548
 (State or other jurisdiction   (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification No.)

          2875 Needmore Road, Dayton, Ohio                    45414
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02. Results of Operations and Financial Condition


         On August 30, 2006, REX Stores Corporation issued a press release announcing financial results and comparable store sales for the three month and six month periods ended July 31, 2006. The press release is furnished as
Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

           (c) Exhibits. The following exhibits are furnished with this report:

                99 Press Release dated August 30, 2006




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REX STORES CORPORATION


Date: August 30, 2006                    By: /s/ DOUGLAS L. BRUGGEMAN
                                             ------------------------
                                             Name:  Douglas L. Bruggeman
                                             Title: Vice President-Finance,
                                                    Chief Financial Officer and
                                                    Treasurer